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                                                                EXHIBIT 23.3


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Directors of
CKS Group, Inc.:


     We consent to the reference to our firm under the caption Experts and to the use of our report dated January 31, 1997, with respect to the financial statements of McKinney & Silver incorporated herein by reference from the report on Form 8-K/A of CKS Group, Inc., dated January 31, 1997, as amended March 5, 1997.



                                           /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
May 15, 1997